Exhibit 99.1
April 30, 2021

BBVA USA reports first quarter 2021 results

BBVA USA Bancshares, Inc., a Sunbelt-based bank holding company (BBVA USA), reported today net income of $385 million for the first quarter of 2021 compared to net income of $334 million in the fourth quarter of 2020 and net loss of $2.2 billion in the first quarter of 2020. Return on average assets and return on average tangible equity1 for the first quarter of 2021 were 1.49 percent and 16.57 percent, respectively.
“During the first quarter we delivered solid results while continuing to successfully navigate the challenges to our customers, communities and our employees brought about by the COVID-19 pandemic,” said Javier Rodríguez Soler, president and CEO of BBVA USA.
“Momentum continued in the quarter highlighted by stable revenue and well-contained expenses. At the same time, we continue to maintain strong liquidity and capital positions. We are focused on continuing to meet the challenges ahead, and subject to regulatory approval and closing, successfully integrating our operations with PNC and the opportunities that this combination will bring to our customers, our communities and our employees.”
Total revenue for the first quarter was $968 million, down slightly from fourth quarter 2020 levels and up 7 percent from first quarter 2020 levels. Net interest income in the quarter totaled $664 million compared to $667 million in the fourth quarter of 2020 and $589 million in the first quarter of 2020. The percent net interest margin for the first quarter of 2021 was 2.83 percent compared to 2.78 percent in the fourth quarter of 2020 and 2.80 percent in the first quarter of 2020. The increase in net interest margin reflects the efforts to reduce deposit costs and manage the lower interest rate environment.
Noninterest income (excluding securities gains) for the quarter totaled $304 million compared to $301 million in the fourth quarter of 2020 and $315 million for the first quarter of 2020. The increase in noninterest income on a linked quarter basis was driven by an increase in investment services sales fees (+$3 million) and money transfer income (+$3 million). Other noninterest income increased on a linked quarter basis (+$10 million), primarily as a result of a valuation adjustment to investments held by our small business investment company that negatively impacted fourth quarter 2020 levels. Following a strong fourth quarter, mortgage banking slowed on a linked quarter basis (-$5 million).
During the first quarter of 2021 and the fourth quarter of 2020 no gains or losses were recorded on investment securities while $19 million of gains on investment securities was recorded in the first quarter of 2020.
Total noninterest expense was $619 million in the first quarter of 2021 compared to $578 million in the fourth quarter of 2020 and $624 million, excluding goodwill impairment, in the first quarter of 2020. The rise in noninterest expense was driven by an increase in salaries, benefits and commissions on a linked quarter basis.
Operating income1 in the quarter totaled $349 million, down 43 percent (annualized) from the fourth quarter of 2020 and up 16 percent from the first quarter 2020 levels.
Total loans at the end of the first quarter of 2021 were $64.3 billion, down 9 percent (annualized) from $65.8 billion at the end of the fourth quarter of 2020 and down 5 percent from the $67.7 billion at the end of the first quarter of 2020. During the quarter, newly funded loans totaled $4.6 billion, which was flat compared to the same time period a year ago.
Deposit growth continued in the quarter with total deposits ending the quarter at $86.0 billion, up slightly from fourth quarter of 2020 and up $8.7 billion or 11 percent compared to the first quarter of 2020. Low-cost deposits were a key driver of deposit growth as noninterest bearing deposits ended the quarter at $29.5 billion, up 26 percent (annualized) on a linked quarter basis and up $9.1 billion or 45 percent compared to the first quarter of 2020.
As a result of deposit growth outpacing loan growth, the loan to deposit ratio ended the first quarter of 2021 at 76.4 percent compared to 77.1 percent at the end of the fourth quarter of 2020 and 86.6 percent at the end of the first quarter of 2020.

During the first quarter of 2021, the company recorded provision recapture of credit losses totaling $120 million compared to provision recapture of credit losses of $81 million in the fourth quarter of 2020 and provision for credit losses of $357 million in the first quarter of 2020. The recapture of provision expense primarily reflected improvements in macroeconomic factors and forecasts. Net charge-offs as a percentage of average total loans were 38 basis points in the quarter compared to 34 basis points in the fourth quarter of 2020 and 69 basis points in the first quarter of 2020. The allowance for loan losses as a percentage of total loans at the end of the quarter was 2.34 percent compared to 2.56 percent at the end of the fourth quarter of 2020 and 2.00 percent in the year ago quarter.
Nonperforming loans as a percentage of total loans ended the first quarter of 2021 at 2.18 percent, down from the 2.21 percent at the end of the fourth quarter of 2020 and up from the 1.09 percent at the end of the first quarter of 2020. The coverage ratio of nonperforming loans ended the quarter at 107 percent compared to 116 percent at the end of the fourth quarter of 2020 and 183 percent at the end of the first quarter of 2020.
The CET12 ratio ended the quarter at 14.23 percent compared to 13.28 percent at the end of the fourth quarter of 2020 and 11.97 percent at the end of the first quarter of 2020. All of BBVA USA’s regulatory capital ratios2 continue to exceed the requirements under “well-capitalized” guidelines.
___________________________________________________________________________________________________
1 Return on average tangible equity and operating income are Non-GAAP financial measures we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Regulatory capital ratios at March 31, 2021, are estimated.

Contact Details:
Christina Anderson
External Communications
Tel. 205.903.3706
christina.anderson@bbva.com

For more BBVA news visit, www.bbva.com and the U.S. Newsroom.
Additional news updates can be found via Twitter and Instagram.
For more financial information about BBVA in the U.S., visit bbvausa.investorroom.com.

About BBVA
BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market and is the largest financial institution in Mexico. It has leading franchises in South America and the Sunbelt Region of the United States. It is also the leading shareholder in Turkey’s BBVA Garanti. BBVA’s purpose is to bring the age of opportunities to everyone, based on our customers’ real needs: provide the best solutions, helping them make the best financial decisions, through an easy and convenient experience. The institution rests in solid values: Customer comes first, we think big and we are one team. BBVA’s responsible banking model aspires to achieve a more inclusive and sustainable society.
On February 26, 2021, BBVA filed its annual report on Form 20-F for the year ended December 31, 2020, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2020, including complete audited financial statements, free of charge.
BBVA USA
In the U.S., BBVA is a Sunbelt-based financial institution that operates 637 branches, including 328 in Texas, 88 in Alabama, 63 in Arizona, 61 in California, 43 in Florida, 37 in Colorado and 17 in New Mexico. The bank ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th).
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA USA Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2021, as updated by our subsequent SEC filings.

BBVA USA BANCSHARES, INC.
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,		%
	2021	2020	Change
EARNINGS SUMMARY
Net interest income	$664,268	$589,455	13
Noninterest income [a]	303,701	315,103	(4)
Total revenue [a]	967,969	904,558	7
Investment securities gain, net	—	19,139	NM
(Credit) provision for credit losses	(120,142)	356,991	(134)
Goodwill impairment	—	2,185,000	NM
Noninterest expense	618,990	624,060	(1)
Pretax income (loss)	469,121	(2,242,354)	(121)
Income tax expense (benefit)	83,660	(5,069)	(1,750)
Net income (loss)	$385,461	$(2,237,285)	(117)
Adjusted net income (loss) [b]	$385,461	$(52,285)	(837)

SELECTED RATIOS
Return on average assets	1.49%	(9.34)%
Return on average assets- adjusted [b]	1.49	(0.22)
Return on average tangible equity [b]	16.57	(100.27)
Return on average tangible equity- adjusted [b]	16.57	(2.34)
Efficiency ratio [b]	63.26	68.08
Average common equity to average assets	10.97	13.74
Average loans to average total deposits	76.42	86.64
Common equity tier I capital (CET1) [c]	14.23	11.97
Tier I capital ratio [c]	14.58	12.29
Total capital ratio [c]	16.79	14.62
Leverage ratio [c]	9.38	9.40
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA USA BANCSHARES, INC.
(Unaudited)
(Dollars in thousands)

	Average for Three Months			Ending Balance
	Ended March 31,		%	March 31,		%
	2021	2020	Change	2021	2020	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$65,153,535	$64,875,095	—	$64,255,812	$67,657,166	(5)
Total debt securities	16,746,569	13,893,355	21	17,750,050	14,222,974	25
Earning assets	96,941,424	86,504,508	12	97,469,717	87,388,951	12
Total assets	105,140,201	96,356,113	9	103,983,398	94,325,559	10
Noninterest bearing demand deposits	28,497,062	20,293,503	40	29,543,118	20,418,504	45
Interest bearing transaction accounts	52,587,472	43,676,781	20	52,659,858	46,318,129	14
Total transaction accounts	81,084,534	63,970,284	27	82,202,976	66,736,633	23
Total deposits	85,253,105	74,881,825	14	85,970,954	77,234,507	11
Total shareholder's equity	11,798,389	13,500,615	(13)	12,019,055	11,358,354	6
Total shareholder's equity - tangible [a]	9,435,176	8,973,871	5	9,649,315	8,998,814	7
[a] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

BBVA USA BANCSHARES, INC.
(Unaudited)
(Dollars in thousands)

	2021	2020
	March 31	December 31	September 30	June 30	March 31
NONPERFORMING ASSETS
Nonaccrual loans [a]	$1,300,882	$1,331,230	$1,233,040	$764,744	$676,716
Loans 90 days or more past due [b]	100,405	121,570	94,072	66,163	61,774
TDRs 90 days or more past due	636	556	830	423	335
Total nonperforming loans [a]	1,401,923	1,453,356	1,327,942	831,330	738,825
Foreclosed real estate	10,965	11,448	15,051	14,871	20,642
Other repossessed assets	4,712	5,846	8,527	8,599	13,338
Total nonperforming assets	$1,417,600	$1,470,650	$1,351,520	$854,800	$772,805

TDRs accruing and past due less than 90 days	$199,653	$114,334	$114,583	$95,788	$97,404

Total nonperforming loans as a % of loans	2.18%	2.21%	2.00%	1.21%	1.09%
Total nonperforming assets as a % of total loans, foreclosed real estate, and other repossessed assets	2.21	2.23	2.03	1.25	1.14
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2021	2020
	March 31	December 31	September 30	June 30	March 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$1,679,474	$1,804,423	$1,754,352	$1,351,072	$920,993
Adoption of ASC 326	—	—	—	—	184,931
Net charge-offs (NCO)	60,632	56,578	100,818	123,054	111,798
(Credit) provision for loan losses	(119,933)	(68,371)	150,889	526,334	356,946
Balance at end of period	$1,498,909	$1,679,474	$1,804,423	$1,754,352	$1,351,072

Allowance for loan losses as a % of total loans	2.34%	2.56%	2.73%	2.57%	2.00%
Allowance for loan losses as a % of nonperforming loans [c]	106.92	115.56	135.88	211.03	182.87
Allowance for loan losses as a % of nonperforming assets [c]	105.74	114.20	133.51	205.24	174.83

Annualized as a % of average loans:
NCO - QTD	0.38	0.34	0.59	0.72	0.69
NCO - YTD	0.38	0.59	0.67	0.71	0.69
[c] Includes loans held for sale that are on nonaccrual status.

BBVA USA BANCSHARES, INC.
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2021			2020
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$65,153,535	$616,137	3.84%	$64,875,095	$726,532	4.50%
Debt securities available for sale [a]	5,232,378	24,437	1.89	6,669,560	(1,492)	(0.09)
Debt securities held to maturity	11,410,498	63,779	2.27	7,192,165	42,080	2.35
Other earning assets [b]	15,041,320	6,190	0.17	7,736,058	43,297	2.25
Total earning assets [a]	96,837,731	710,543	2.98	86,472,878	810,417	3.77
Allowance for credit losses	(1,666,293)			(1,064,750)
Unrealized gain on debt securities available for sale	103,693			31,630
Other assets	9,865,070			10,916,355
Total assets	$105,140,201			$96,356,113

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$15,392,159	$6,173	0.16	$11,698,488	$24,551	0.84
Savings and money market accounts	37,195,313	8,095	0.09	31,978,293	84,792	1.07
Certificates and other time deposits	4,168,571	6,077	0.59	10,911,541	55,399	2.04
Total interest bearing deposits	56,756,043	20,345	0.15	54,588,322	164,742	1.21
FHLB and other borrowings	3,534,609	14,516	1.67	3,736,201	21,176	2.28
Federal funds purchased and securities sold under agreement to repurchase [b]	1,358,857	576	0.17	1,451,501	22,658	6.28
Other short-term borrowings	4,413	389	35.75	20,037	352	7.07
Total interest bearing liabilities	61,653,922	35,826	0.24	59,796,061	208,928	1.41
Noninterest bearing deposits	28,497,062			20,293,503
Other noninterest bearing liabilities	3,190,828			2,765,934
Total liabilities	93,341,812			82,855,498
Shareholder's equity	11,798,389			13,500,615
Total liabilities and shareholder's equity	$105,140,201			$96,356,113

Net interest income/ net interest spread		674,717	2.74%		601,489	2.36%
Net yield on earning assets			2.83%			2.80%

Total taxable equivalent adjustment		10,449			12,034

Net interest income		$664,268			$589,455
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA USA BANCSHARES, INC.
(Unaudited)
(Dollars in thousands)

	Three Months			Three Months Ended
	Ended March 31,		%	2021	2020
	2021	2020	Change	March 31	December 31	September 30	June 30	March 31
NONINTEREST INCOME
Service charges on deposit accounts	$54,874	$61,531	(11)	$54,874	$59,309	$54,710	$44,233	$61,531
Card and merchant processing fees	49,245	50,091	(2)	49,245	49,961	48,628	43,416	50,091
Investment services sales fees	29,446	34,407	(14)	29,446	26,647	26,218	24,971	34,407
Investment banking and advisory fees	26,783	26,731	—	26,783	26,291	40,013	45,061	26,731
Money transfer income	32,040	24,548	31	32,040	29,446	27,109	25,461	24,548
Corporate and correspondent investment sales	13,683	10,717	28	13,683	16,268	3,478	18,855	10,717
Asset management fees	12,587	11,904	6	12,587	12,613	12,024	11,560	11,904
Mortgage banking	14,692	17,451	(16)	14,692	19,753	13,741	23,868	17,451
Bank owned life insurance	4,691	4,625	1	4,691	5,458	4,972	5,094	4,625
Other	65,660	73,098	(10)	65,660	55,670	53,767	26,358	73,098
	303,701	315,103	(4)	303,701	301,416	284,660	268,877	315,103
Investment securities gains, net	—	19,139	NM	—	—	—	3,477	19,139
Total noninterest income	$303,701	$334,242	(9)	$303,701	$301,416	$284,660	$272,354	$334,242

NONINTEREST EXPENSE
Salaries, benefits and commissions	$338,695	$310,136	9	$338,695	$301,020	$296,708	$251,697	$310,136
Equipment	67,334	64,681	4	67,334	69,321	68,793	64,752	64,681
Professional services	82,002	70,220	17	82,002	80,535	78,018	78,100	70,220
Net occupancy	40,903	39,843	3	40,903	40,552	41,145	41,585	39,843
Money transfer expense	23,332	17,136	36	23,332	20,764	18,897	17,958	17,136
Marketing	5,471	11,899	(54)	5,471	10,170	9,283	8,778	11,899
Communications	4,730	5,371	(12)	4,730	5,038	5,542	5,808	5,371
Goodwill impairment	—	2,185,000	NM	—	—	—	—	2,185,000
Other	56,523	104,774	(46)	56,523	50,180	77,242	110,772	104,774
Total noninterest expense	$618,990	$2,809,060	(78)	$618,990	$577,580	$595,628	$579,450	$2,809,060
NM = Not meaningful

BBVA USA BANCSHARES, INC.
(Unaudited)
(Dollars in thousands)

	Three Months		Three Months Ended
	Ended March 31,		2021	2020
	2021	2020	March 31	December 31	September 30	June 30	March 31
NON-GAAP RECONCILIATION
Computation of Operating Income:
Net interest income (GAAP)	$664,268	$589,455	$664,268	$667,202	$641,850	$612,017	$589,455
Plus: noninterest income (GAAP)	303,701	334,242	303,701	301,416	284,660	272,354	334,242
Less: noninterest expense (GAAP)	618,990	2,809,060	618,990	577,580	595,628	579,450	2,809,060
Plus: goodwill impairment (GAAP)	—	2,185,000	—	—	—	—	2,185,000
Operating income (non-GAAP)	$348,979	$299,637	$348,979	$391,038	$330,882	$304,921	$299,637

Computation of Tangible Shareholder's Equity:
Total shareholder's equity	$12,019,055	$11,358,354	$12,019,055	$11,691,362	$11,394,964	$11,270,789	$11,358,354
Less: goodwill and other intangibles (GAAP)	2,369,740	2,359,540	2,369,740	2,358,973	2,357,039	2,357,343	2,359,540
Tangible shareholder's equity (non-GAAP)	$9,649,315	$8,998,814	$9,649,315	$9,332,389	$9,037,925	$8,913,446	$8,998,814

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$11,798,389	$13,500,615	$11,798,389	$11,595,287	$11,394,928	$11,533,007	$13,500,615
Less: goodwill and other intangibles (average) (GAAP)	2,363,213	4,526,744	2,363,213	2,358,697	2,357,944	2,357,132	4,526,744
Average tangible equity (non-GAAP) [B]	$9,435,176	$8,973,871	$9,435,176	9,236,590	9,036,984	9,175,875	$8,973,871
Net income (loss) (GAAP) [A]	$385,461	$(2,237,285)	$385,461	$333,817	$166,241	$(124,437)	$(2,237,285)
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	16.57%	(100.27)%	16.57%	14.38%	7.32%	(5.45)%	(100.27)%

Computation of Adjusted Net Income, Return on Average Assets and Return on Average Tangible Equity:
Net income (loss) (GAAP)	$385,461	$(2,237,285)	$385,461	$333,817	$166,241	$(124,437)	$(2,237,285)
Plus: goodwill impairment (GAAP)	—	2,185,000	—	—	—	—	2,185,000
Adjusted net income (non-GAAP) [C]	$385,461	$(52,285)	$385,461	$333,817	$166,241	$(124,437)	$(52,285)
Average assets (GAAP) [D]	$105,140,201	$96,356,113	$105,140,201	$104,835,589	$104,282,898	$104,204,062	$96,356,113
Return on average assets - adjusted (non-GAAP) ([C]/[D], annualized)	1.49%	(0.22)%	1.49%	1.27%	0.63%	(0.48)%	(0.22)%
Return on average tangible equity - adjusted (non-GAAP) ([C]/[B], annualized)	16.57	(2.34)	16.57	14.38	7.32	(5.45)	(2.34)

Computation of Efficiency Ratio:
Noninterest expense (GAAP)	$618,990	$2,809,060	$618,990	$577,580	$595,628	$579,450	$2,809,060
Less: securities and goodwill impairment (GAAP)	—	2,185,000	—	—	—	—	2,185,000
Total expense (GAAP) [E]	$618,990	$624,060	$618,990	$577,580	$595,628	$579,450	$624,060
Net interest income, taxable equivalent basis	$674,717	$601,489	$674,717	$677,798	$652,660	$623,242	$601,489
Plus: noninterest income (GAAP)	303,701	334,242	303,701	301,416	284,660	272,354	334,242
Less: investment securities gains, net (GAAP)	—	19,139	—	—	—	3,477	19,139
Total revenue [F]	$978,418	$916,592	$978,418	$979,214	$937,320	$892,119	$916,592
Efficiency ratio (non-GAAP) ([E]/[F])	63.26%	68.08%	63.26%	58.98%	63.55%	64.95%	68.08%

BBVA USA BANCSHARES, INC
SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited)
(In Thousands)

	At or Quarter Ended March 31, 2021
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due, Nonaccrual, or TDR	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,433	$19,078	$12,609	$529,703	$77,466	$25,312,956	$25,969,245	$1,207
Real estate – construction	2,538	—	532	25,265	142	2,367,527	2,396,004	(151)
Commercial real estate – mortgage	703	253	7,790	418,935	26,746	12,957,845	13,412,272	18
Residential real estate – mortgage	40,315	19,696	41,590	235,441	53,568	12,433,031	12,823,641	423
Equity lines of credit	8,325	2,642	1,972	45,744	—	2,259,525	2,318,208	(228)
Equity loans	665	223	134	8,844	19,326	136,017	165,209	459
Credit card	8,378	6,442	22,847	—	—	774,575	812,242	17,932
Consumer – direct	17,028	9,438	8,339	13,098	23,041	1,726,141	1,797,085	30,159
Consumer – indirect	30,024	8,513	4,592	23,852	—	4,199,355	4,266,336	10,813
Total loans	$125,409	$66,285	$100,405	$1,300,882	$200,289	$62,166,972	$63,960,242	$60,632
Loans held for sale	$—	$—	$—	$—	$—	$295,570	$295,570	$—

	At or Quarter Ended December 31, 2020
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,862	$22,569	$35,472	$540,741	$17,686	$25,972,812	$26,605,142	$5,019
Real estate – construction	3,595	174	532	25,316	145	2,468,569	2,498,331	(2)
Commercial real estate – mortgage	2,113	2,004	1,104	442,137	910	13,117,046	13,565,314	203
Residential real estate – mortgage	49,445	20,694	45,761	235,463	53,380	12,923,031	13,327,774	1,029
Equity lines of credit	11,108	4,305	2,624	42,606	—	2,334,251	2,394,894	(795)
Equity loans	1,417	243	317	10,167	19,606	148,012	179,762	135
Credit card	12,147	10,191	21,953	—	—	837,411	881,702	14,714
Consumer – direct	24,076	17,550	8,741	10,087	23,163	1,846,106	1,929,723	28,206
Consumer – indirect	47,174	14,951	5,066	24,713	—	4,085,221	4,177,125	8,069
Total loans	$166,937	$92,681	$121,570	$1,331,230	$114,890	$63,732,459	$65,559,767	$56,578
Loans held for sale	$—	$—	$—	$—	$—	$236,586	$236,586	$—

	At or Quarter Ended September 30, 2020
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$22,632	$12,890	$21,261	$660,254	$19,713	$26,203,423	$26,940,173	$50,789
Real estate – construction	2,861	303	532	12,614	61	2,387,303	2,403,674	153
Commercial real estate – mortgage	19,280	3,968	1,816	275,668	1,831	13,393,237	13,695,800	98
Residential real estate – mortgage	88,035	49,344	39,728	204,442	55,132	13,027,076	13,463,757	(117)
Equity lines of credit	13,418	6,300	3,445	37,216	—	2,381,344	2,441,723	233
Equity loans	1,847	1,158	271	8,758	20,750	161,583	194,367	(195)
Credit card	9,776	7,526	16,542	—	—	873,949	907,793	18,527
Consumer – direct	25,762	11,730	6,643	9,134	17,926	1,952,501	2,023,696	24,559
Consumer – indirect	34,116	9,744	3,834	24,954	—	4,036,981	4,109,629	6,771
Total loans	$217,727	$102,963	$94,072	$1,233,040	$115,413	$64,417,397	$66,180,612	$100,818
Loans held for sale	$—	$—	$—	$—	$—	$253,454	$253,454	$—

	At or Quarter Ended June 30, 2020
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$51,207	$5,130	$8,450	$389,615	$1,866	$28,325,856	$28,782,124	$29,038
Real estate – construction	12,907	—	532	13,317	64	2,271,650	2,298,470	(36)
Commercial real estate – mortgage	8,592	2,190	415	117,213	1,876	13,670,383	13,800,669	8,670
Residential real estate – mortgage	70,252	22,495	13,140	169,387	54,289	13,099,576	13,429,139	182
Equity lines of credit	8,461	8,162	3,555	34,915	—	2,461,741	2,516,834	(476)
Equity loans	1,311	692	148	8,457	21,280	178,092	209,980	(120)
Credit card	6,668	7,286	22,134	—	—	929,484	965,572	20,107
Consumer – direct	19,927	10,923	11,623	7,624	16,836	2,067,175	2,134,108	42,271
Consumer – indirect	32,519	11,162	6,166	24,216	—	4,030,541	4,104,604	23,418
Total loans	$211,844	$68,040	$66,163	$764,744	$96,211	$67,034,498	$68,241,500	$123,054
Loans held for sale	$—	$—	$—	$—	$—	$245,851	$245,851	$—

	At or Quarter Ended March 31, 2020
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$31,493	$7,588	$3,013	$323,881	$1,931	$27,464,207	$27,832,113	$19,014
Real estate – construction	9,356	66	574	13,676	69	2,147,973	2,171,714	(13)
Commercial real estate – mortgage	13,439	5,241	912	114,839	3,333	13,715,641	13,853,405	(73)
Residential real estate – mortgage	67,938	25,187	5,744	147,058	55,116	13,144,975	13,446,018	(172)
Equity lines of credit	16,382	6,244	3,295	33,354	—	2,552,075	2,611,350	536
Equity loans	2,636	1,147	293	8,027	22,392	194,874	229,369	212
Credit card	13,230	8,932	23,707	—	—	977,503	1,023,372	19,517
Consumer – direct	34,553	19,738	15,196	7,160	14,898	2,184,500	2,276,045	51,726
Consumer – indirect	76,547	24,249	9,040	28,721	—	3,957,471	4,096,028	21,051
Total loans	$265,574	$98,392	$61,774	$676,716	$97,739	$66,339,219	$67,539,414	$111,798
Loans held for sale	$—	$—	$—	$—	$—	$117,752	$117,752	$—

BBVA USA BANCSHARES, INC.
BALANCE SHEET (Unaudited)
(In Thousands)

	2021	2020
	March 31	December 31	September 30	June 30	March 31
Assets:
Cash and due from banks	$1,044,788	$1,249,954	$1,035,307	$1,019,127	$1,033,733
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	14,097,936	13,357,954	14,041,538	11,738,063	4,479,535
Cash and cash equivalents	15,142,724	14,607,908	15,076,845	12,757,190	5,513,268
Trading account assets	561,187	762,449	926,497	1,016,966	1,009,130
Debt securities available for sale	5,408,087	5,744,919	6,028,072	5,765,192	6,344,816
Debt securities held to maturity, net	12,339,994	10,549,945	9,428,931	8,693,437	7,876,266
Loans held for sale	295,570	236,586	253,454	245,851	117,752
Loans	63,960,242	65,559,767	66,180,612	68,241,500	67,539,414
Allowance for loan losses	(1,498,909)	(1,679,474)	(1,804,423)	(1,754,352)	(1,351,072)
Net loans	62,461,333	63,880,293	64,376,189	66,487,148	66,188,342
Premises and equipment, net	1,028,385	1,055,525	1,063,923	1,070,358	1,068,741
Bank owned life insurance	759,219	757,943	758,391	754,908	754,409
Goodwill	2,328,296	2,328,296	2,328,296	2,328,296	2,328,296
Other assets	3,658,603	2,832,339	3,412,324	3,148,270	3,124,539
Total assets	$103,983,398	$102,756,203	$103,652,922	$102,267,616	$94,325,559
Liabilities:
Deposits:
Noninterest bearing	$29,543,118	$27,791,421	$26,803,670	$25,978,354	$20,418,504
Interest bearing	56,427,836	58,066,960	59,567,362	59,448,060	56,816,003
Total deposits	85,970,954	85,858,381	86,371,032	85,426,414	77,234,507
FHLB and other borrowings	3,517,567	3,548,492	3,560,973	3,571,933	3,790,137
Federal funds purchased and securities sold under agreements to repurchase	966,336	184,478	189,474	249,481	409,784
Other short-term borrowings	—	—	—	1,619	—
Accrued expenses and other liabilities	1,509,486	1,473,490	2,136,479	1,747,380	1,532,777
Total liabilities	91,964,343	91,064,841	92,257,958	90,996,827	82,967,205
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,039,261	14,032,205	14,032,321	14,035,607	14,039,572
Retained deficit	(2,546,271)	(2,931,151)	(3,264,295)	(3,430,135)	(3,305,226)
Accumulated other comprehensive income	264,206	329,105	365,374	404,165	362,339
Total BBVA USA Bancshares, Inc. shareholder’s equity	11,988,901	11,661,864	11,365,105	11,241,342	11,328,390
Noncontrolling interests	30,154	29,498	29,859	29,447	29,964
Total shareholder’s equity	12,019,055	11,691,362	11,394,964	11,270,789	11,358,354
Total liabilities and shareholder’s equity	$103,983,398	$102,756,203	$103,652,922	$102,267,616	$94,325,559

BBVA USA BANCSHARES, INC.
INCOME STATEMENTS (Unaudited)
(In Thousands)

	Three Months Ended
	2021	2020
	March 31	December 31	September 30	June 30	March 31
Interest income:
Interest and fees on loans	$606,407	$626,900	$644,643	$669,767	$715,476
Interest on debt securities available for sale	24,437	22,089	19,474	18,805	(1,492)
Interest on debt securities held to maturity	63,060	60,812	49,981	39,800	41,102
Interest on trading account assets	1,021	793	892	1,157	1,122
Interest and dividends on other earning assets	5,169	7,080	6,436	14,016	42,175
Total interest income	700,094	717,674	721,426	743,545	798,383
Interest expense:
Interest on deposits	20,345	33,945	61,147	97,279	164,742
Interest on FHLB and other borrowings	14,516	14,092	14,644	21,936	21,176
Interest on federal funds purchased and securities sold under agreements to repurchase	576	2,350	3,736	12,274	22,658
Interest on other short-term borrowings	389	85	49	39	352
Total interest expense	35,826	50,472	79,576	131,528	208,928
Net interest income	664,268	667,202	641,850	612,017	589,455
(Credit) provision for credit losses	(120,142)	(81,298)	150,977	539,459	356,991
Net interest income after (credit) provision for credit losses	784,410	748,500	490,873	72,558	232,464
Noninterest income:
Service charges on deposit accounts	54,874	59,309	54,710	44,233	61,531
Card and merchant processing fees	49,245	49,961	48,628	43,416	50,091
Investment services sales fees	29,446	26,647	26,218	24,971	34,407
Investment banking and advisory fees	26,783	26,291	40,013	45,061	26,731
Money transfer income	32,040	29,446	27,109	25,461	24,548
Corporate and correspondent investment sales	13,683	16,268	3,478	18,855	10,717
Asset management fees	12,587	12,613	12,024	11,560	11,904
Mortgage banking	14,692	19,753	13,741	23,868	17,451
Bank owned life insurance	4,691	5,458	4,972	5,094	4,625
Investment securities gains, net	—	—	—	3,477	19,139
Other	65,660	55,670	53,767	26,358	73,098
Total noninterest income	303,701	301,416	284,660	272,354	334,242
Noninterest expense:
Salaries, benefits and commissions	338,695	301,020	296,708	251,697	310,136
Equipment	67,334	69,321	68,793	64,752	64,681
Professional services	82,002	80,535	78,018	78,100	70,220
Net occupancy	40,903	40,552	41,145	41,585	39,843
Money transfer expense	23,332	20,764	18,897	17,958	17,136
Marketing	5,471	10,170	9,283	8,778	11,899
Communications	4,730	5,038	5,542	5,808	5,371
Goodwill impairment	—	—	—	—	2,185,000
Other	56,523	50,180	77,242	110,772	104,774
Total noninterest expense	618,990	577,580	595,628	579,450	2,809,060
Net income (loss) before income tax expense	469,121	472,336	179,905	(234,538)	(2,242,354)
Income tax expense (benefit)	83,660	138,519	13,664	(110,101)	(5,069)
Net income (loss)	385,461	333,817	166,241	(124,437)	(2,237,285)
Less: net income attributable to noncontrolling interests	581	673	401	472	501
Net income (loss) attributable to BBVA USA Bancshares, Inc.	$384,880	$333,144	$165,840	$(124,909)	$(2,237,786)